UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2024

PARTS iD, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38296	81-3674868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Corporate Drive

Suite C

Cranbury, New Jersey 08512

(Address of Principal Executive Offices, including Zip Code)

(609) 642-4700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock	ID	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership.

As previously disclosed on its Current Report on Form 8-K filed on December 26, 2023, PARTS iD, Inc., a Delaware corporation (the “Company”) and its subsidiary PARTS iD, LLC, a Delaware limited liability company (“PARTS iD, LLC” and together with the Company, the “Debtors”) filed voluntary petitions (the cases commenced thereby, the “Chapter 11 Cases”) under Chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) with a pre-packaged chapter 11 plan of reorganization as contemplated by that certain Credit Agreement, dated as of December 19, 2023, by and among the Debtors, Fifth Star, Inc. (in its capacities as New Bridge Lender, New Money DIP Lender, and Administrative Agent) and the Roll-Up DIP Lenders party thereto (the “Credit Agreement”).

The Chapter 11 Cases are jointly administered under the caption In re PARTS iD, Inc., et al., Case No. 23-12098. The Debtors continue to operate their businesses as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Confirmation of the Plan of Reorganization

As contemplated in the Credit Agreement, on December 26, 2023, the Debtors filed the Joint Prepackaged Chapter 11 Plan of Reorganization of PARTS iD, Inc. and PARTS iD, LLC [Docket No. 14]. On January 30, 2024, the Debtors filed the Second Amended Joint Prepackaged Chapter 11 Plan of Reorganization of PARTS iD, Inc. and PARTS iD, LLC [Docket No. 148] (as amended, modified or supplemented from time to time, the “Plan”), a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K. Capitalized terms used but not defined in this Current Report on Form 8-K have meanings ascribed to such terms in the Plan.

On February 5, 2024, the Bankruptcy Court entered an order [Docket No. 169] (the “Confirmation Order”), confirming the Plan. A copy of the Confirmation Order is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Notwithstanding the entry of the Confirmation Order, consummation of the Plan (referred to in the Plan as the “Effective Date”) remains subject to the satisfaction, or waiver with the consent of Fifth Star, Inc. (the “Plan Sponsor”), of various conditions precedent set forth in the Plan. The Debtors anticipate that the Effective Date will occur on or before February 16, 2024; however, the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective.

Material Features of the Plan

The following is a summary of the material terms of the Plan. This summary highlights only certain material substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, the definitive documents implementing the Plan and the Confirmation Order.

The Plan contemplates that the Debtors will continue their day-to-day operations substantially as currently conducted and that all of their commercial and operational contracts assumed pursuant to the Plan will remain in effect in accordance with their terms preserving the rights of all parties.

On the Effective Date:

●	all amounts due in connection with the Tranche 1 Roll-Up DIP Loans and Tranche 2 Roll-Up DIP Loans (each as defined in the Plan) will be equitized in exchange for a pro rata share of the newly issued common stock (referred in the Plan as the “New Common Stock”) in the reorganized Company (“Reorganized PARTS iD” and together with reorganized PARTS iD, LLC, the “Reorganized Debtors”);

●	all amounts due in connection with the New Money DIP Loans will be equitized in exchange for a pro rata share of new preferred equity interests (“New Preferred Stock”);

●	Reorganized PARTS iD will issue, and the Plan Sponsor will purchase, $26,000,000 of New Preferred Stock;

●	all classes of common securities issued by the Company (referred to in the Plan as the “Existing Equity Interests”) will be cancelled and thereafter deregistered, at which time the Company will cease to be a publicly traded company; and

●	the Reorganized Debtors will make the following distributions in full and final satisfaction of all claims and interests against the Debtors, unless otherwise specified in the Plan: (i) holders of New Money DIP Claims (as defined in the Plan) will receive their pro rata share of New Preferred Stock; (ii) holders of Tranche 1 Roll-Up DIP Claims and Tranche 2 Roll-Up DIP Claims (each as defined in the Plan) will receive their pro rata share of New Common Stock; (iii) holders of Tranche 3 Roll-Up DIP Claims (as defined in the Plan) will receive cash equal to the amount of such Tranche 3 Roll-Up DIP Claims; (iv) holders of Senior Secured Note Claims (as defined in the Plan) will receive cash in the aggregate amount of $4,224,500 minus any payments made to such Holders on account of such claims during the Chapter 11 Cases; (v) holders of MCA Claims (as defined in the Plan) will receive either the Wave Distribution or the RCNY Distribution, as applicable (each as defined in the Plan); (vi) holders of Subordinated Secured Note Claims (as defined in the Plan) will be entitled to receive two (2) of the following, provided, however, that no holder of a Subordinated Secured Note Claim will receive, in the aggregate, more than 100% of amount of such holder’s Subordinated Secured Note Claim: (A) payment in cash of 55% of such Subordinated Secured Note Claim, (B) such holder’s pro rata share from the net recoveries (after payments of fees, litigation financing and taxes) from the Litigation Proceeds (as defined in the Plan) and (C) payment in cash upon the achievement of an EBITDA target to be agreed between the Plan Sponsor and the Debtors; (vii) holders of Vendor Claims (as defined in the Plan) will receive cash in an amount equal to 25% of such Vendor Claim, and beginning the month following the Plan Effective Date, payment in the aggregate amount equal to 30% of its Vendor Claim, paid in equal monthly installments over a period of 36 months; and (viii) holders of Convenience Claims (as defined in the Plan) will receive cash in an amount equal to 65% of its Convenience Claim.

There was no specific number of shares of the New Common Stock reserved for future issuance in respect of claims and interests filed and allowed under the Plan. The New Common Stock is not expected to be listed on any national securities exchange or registered with the Securities and Exchange Commission.

Unless otherwise specified, the treatment set forth in the Plan and Confirmation Order will be in full satisfaction of all claims against and interests in the Debtors, which will be discharged on the Effective Date.

Additional information regarding the classification and treatment of claims and interests can be found in Article II of the Plan (Administrative Claims and Priority Claims) and Article III of the Plan (Classification and Treatment of Claims and Interests).

Settlement, Releases and Exculpations

The Plan incorporates an integrated compromise and settlement of claims to achieve a beneficial and efficient resolution of the Chapter 11 Cases. Unless otherwise specified, the settlement, distributions, and other benefits provided under the Plan, including the releases and exculpation provisions included therein, are in full satisfaction of all claims and causes of action that could be asserted as set forth in Article VIII of the Plan.

The Plan provides releases and exculpations for the benefit of the Debtors, certain of the Debtors’ claimholders, other parties in interest and various parties related thereto, each in their capacity as such, from various claims and causes of action, as further set forth in Article VIII of the Plan (Settlement, Release, Injunction and Related Provisions).

Post-Emergence Governance and Management

On the Effective Date, except as contemplated by the Plan or the documents to be executed in connection with the Plan, each of the Reorganized Debtors will continue to exist after the Effective Date as a separate corporate entity, limited liability company, partnership or other form, as the case may be, pursuant to the applicable law in the jurisdiction in which each applicable Debtor is incorporated or formed and pursuant to the Governance Documents in effect prior to the Effective Date, except to the extent such Governance Documents are amended under the Plan or otherwise.

As of the Effective Date, the term of the current members of the Company’s existing board of directors (the “Existing Board”) will be deemed expired and the members of the Existing Board will have resigned. The new board of directors of Reorganized PARTS iD will initially consist of Sam Yagan as the sole director. As of the Effective Date, the current officers of the Company will continue to serve as officers of Reorganized PARTS iD, namely: Lev Peker as Chief Executive Officer, John Pendleton as Executive Vice President of Corporate and Legal Affairs, Eugene Kovshilovsky as Chief Technology Officer, Sanjiv Gomes as Chief Information Officer, Maria Gutman as Vice President of Human Resources, Matin Naeini as Chief Data Scientist, Vlad Kan as Vice President of Information Technology, Mischa Trousman as Chief Architect, Viktor Chuiko as Vice President of Project Management, Mark Atwater as Vice President of Vendor Relations, Arthur Simitian as Chief Architect, Seth Miersma as Editor in Chief, Vlad Islamov as Vice President of Engineering, Houman Akhavan as Chief Marketing Officer, Arkady Goldinstein, as Interim Chief Financial Officer, and Alex Knyzhyk as Lead Contractor. Sam Yagan will additionally serve as an officer of Reorganized PARTS iD as Chairman.

Share Information

As of December 31, 2023, the Company had 42,794,306 shares of Class A common stock (the “Common Stock”) issued and outstanding. As disclosed above, on or around the Effective Date, the Company’s Common Stock will be cancelled and deregistered as applicable.

Assets and Liabilities

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2023, filed with the Securities and Exchange Commission on December 8, 2023. This information should not be viewed as indicative of future results.

Cautionary Statements Related to Forward Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical, including statements regarding future financial condition and operating results, legal, economic, business, competitive and/or regulatory factors affecting the Company’s businesses, and any other statements regarding events or developments the Company believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.

There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: the bankruptcy process, including the ability of the Debtors to consummate the Plan within the Debtors’ currently expected timeline or at all; the ability to maintain relationships with the Debtors’ suppliers, customers, employees and other third parties as a result of, and following any emergence upon completion of the Chapter 11 Cases; the Debtors’ ability to generate sufficient cash to service indebtedness; developing, funding and executing the Debtors’ business plan and ability to continue as a going concern; the Debtors’ capital structure upon completion of the Chapter 11 Cases; changes in the Debtors’ business strategy and performance; the impact of health epidemics, including the COVID-19 pandemic, on our business and the actions we may take in response thereto; disruptions in the supply chain and associated impacts on demand, product availability, order cancellations and cost of goods sold including inflation; difficulties in managing our international business operations, particularly in Ukraine, including with respect to enforcing the terms of our agreements with our contractors and managing increasing costs of operations; changes in our strategy, future operations, financial position, estimated revenues and losses, product pricing, projected costs, prospects and plans; the outcome of actual or potential litigation, complaints, product liability claims, or regulatory proceedings, and the potential adverse publicity related thereto; the implementation, market acceptance and success of our business model, expansion plans, opportunities and initiatives, including the market acceptance of our planned products and services; developments and projections relating to our competitors and industry; our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others; our ability to maintain and enforce intellectual property rights and ability to maintain technology leadership; our future capital requirements; our changes in applicable laws or regulations; the effects of current and future U.S. and foreign trade policy and tariff actions; disruptions in the marketplace for online purchases of aftermarket auto parts; changes in economic conditions, including unemployment rates and its effects on consumer confidence and spending, and the risks, uncertainties and factors described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023, June 30, 2023 and September 30, 2023, as filed with the SEC and available on the Company’s website at www.preit.com and http://www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description
2.1	Second Amended Joint Prepackaged Chapter 11 Plan of Reorganization of PARTS iD, Inc. and PARTS iD, LLC.
99.1	Confirmation Order for Second Amended Joint Prepackaged Chapter 11 Plan of Reorganization of PARTS iD, Inc. and PARTS iD, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PARTS ID, INC.

Date: February 9, 2024	By:	/s/ Lev Peker
		Name:	Lev Peker
		Title:	Chief Executive Officer